Pruco Life Insurance Company

Supplement dated July 10, 2015,
to
Prospectuses dated May 1, 2015,
 for
 PruLife® Custom Premier II Variable Universal Life Contracts (for Contracts issued on or after May 1, 2015)
and
VUL Protector® Variable Universal Life Contracts (for Contracts issued on or after May 1, 2015)

The following variations for the state of California are hereby added to Appendix A.

Appendix A: State Availability and/or Variations of Certain Riders and Features

State	Rider or Feature	Availability or Variation
CA	BenefitAccess Rider
“Not available” found in Appendix A is hereby deleted.

The following is added:

RIGHT TO CANCEL:
You may return the rider for a refund within 30 days after you receive it.

Written Consent:
You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract authorizing the acceleration of the Contract’s Death Benefit.

Conditions for Eligibility of Benefit Payments are  hereby deleted and replaced with the following:

Terminal Illness Option

You are eligible to receive an accelerated death benefit under the Terminal Illness Option when the following conditions have been met:

(a) The contract must be in force and the insured must be living;
(b) You must provide Written Certification by a Licensed Health Care Practitioner that the insured's life expectancy is 12 months or less.

Chronic Illness Option

You are eligible to receive an accelerated death benefit under the Chronic Illness Option when the following conditions have been met:

(a) The Contract must be in-force and the insured must be living;
(b) We must receive proof that a Licensed Health Care Practitioner has certified, in writing, that the insured is Chronically Ill and not expected to recover during the insured's lifetime;
(c) We must receive authorization from the insured to obtain copies of any relevant medical records that we require;
(d) You must not have received a Benefit Payment under the Terminal Illness Option.

You may select your own Licensed Health Care Practitioner to certify that the insured is Chronically Ill.  We will send you a form that your
Licensed Health Care Practitioner must complete and return to us.  The certification must occur on or after the Contract effective date.  We reserve the right to verify that all of the conditions of eligibility have been satisfied and to determine if the insured is eligible for benefits.

An independent Licensed Health Care Practitioner shall certify that the insured is Chronically Ill.  In order to be considered "independent", a Licensed Health Care Practitioner shall not be an employee of the insurer and shall not be compensated in any manner that is linked to the outcome of the certification. If the insured is not personally examined by a Licensed Health Care Practitioner and a determination is made that the insured is not Chronically Ill, we will notify you of the right to obtain a second assessment by a Licensed Health Care Practitioner, upon  request, who shall personally examine the insured.

Approximately ninety days prior to the end of each Benefit Year, we will send you a request for Recertification, which must be completed and returned to us prior to the start of the next Benefit Year to satisfy us that the insured continues to be eligible for Benefit Payment.  You will be notified if you continue to be eligible for Benefit Payments.  If we do not receive Recertification prior to the end of the Benefit Year, any subsequent request will be treated as a new claim.

The following is added to Benefit Payments:

Terminal Illness Option

We reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option.

Chronic Illness Option

You may choose to receive a single, lump-sum Benefit Payment.  If you choose to accelerate the entire Death Benefit, the Contract and all other benefits on the life of the insured will end and any Rider for Level Term Insurance Benefit on Dependent Children will become paid up.

The single, lump-sum payment will equal the Death Benefit Amount multiplied by the discount factor, and will never be less than the Contract Fund less any Contract Debt.  Generally, any amount received over the IRS limits will be taxable.  If there is an outstanding loan at the time the single lump-sum payment is made, a portion of the Benefit Payment will be used to repay the loan.

The discount rate used to determine the present value will be based on the insured life expectancy at the time the payment is made and will not exceed the greater of (1) the current yield on 90-day federal treasury bills, or (2) the current maximum statutory adjustable contract loan interest rate.

The last paragraph under When Benefit Payments End is hereby deleted and replaced with the following:

If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements and the Lifetime Benefit Amount has not been exhausted.

Item 8 for the Chronic Illness Option under Impact of Rider Benefits on Contract and Riders is hereby deleted and replaced with the following:

    (8) While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund will be waived.  Monthly charges will be waived until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates.  Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect.  If you have an outstanding loan, interest on the loan will continue to be accrued.

Items 1, 3, 4, and 6 in the definition of Activities of Daily Living in the Definitions of Special Terms Used in This Prospectus are replaced with the following:

1. Bathing - which means washing oneself by sponge bath or in either a tub or shower, including the act of getting into or out of a tub or shower.
3. Dressing - which means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
4. Eating - which means feeding oneself by getting food into the body from a receptacle, such as a plate, cup, or table or by feeding tube or intravenously.
6. Transferring - which means the ability to move into or out of a bed, chair or wheelchair.

Item 3 in the definition of Chronic Illness in the Definitions of Special Terms Used in This Prospectus is deleted.

The definition of Licensed Health Care Practitioner in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

A physician, registered nurse, licensed social worker, or other individual whom the United States Secretary of the Treasury may prescribe by regulation. May not be the insured, the Contract Owner, the insured’s or Contract Owner's (if different than insured) spouse or domestic partner and their children, stepchildren, brothers, sisters, and their respective spouses or domestic partners and children; parents or grandparents of either the insured or Contract Owner or the insured’s or Contract Owner's spouse or domestic partner and their children, stepchildren, brothers, sisters, and their respective spouses or domestic partners and children.

The definition of Per Diem Limitation is hereby added to the Definitions of Special Terms Used in This Prospectus:

A maximum allowable amount declared annually by the Internal Revenue Service for Chronic Illness payments under section 7702B of the Internal Revenue Code.

The definition of Recertification in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

Written documentation completed by a Licensed Health Care Practitioner certifying that the insured continues to be Chronically Ill. Recertification must be received prior to the start of each Benefit Year following the initial Benefit Year in order for you to continue receiving benefit payments under the Chronic Illness Option of the BenefitAccess Rider.

The definition of Severe Cognitive Impairment in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

A loss or deterioration in intellectual capacity that is (a) comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia, and (b) measured by clinical evidence and standardized tests that reliably measure impairment in the individual’s (i) short-term or long-term memory, (ii) orientation as to people, places, or time, and (iii) deductive or abstract reasoning.

The definition of Substantial Assistance in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

Hands-on assistance and standby assistance. Hands-on assistance means the physical assistance of another person without which the individual would be unable to perform the activity of daily living. Standby assistance means the presence of another person within arm’s reach of the individual that is necessary to prevent, by physical intervention, injury to the individual while the individual is performing the Activity of Daily Living (such as being ready to catch the individual if the individual falls while getting into or out of the bathtub or shower as part of bathing, or being ready to remove food from the individual’s throat if the individual chokes while eating).

The definition of Substantial Supervision in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

Requiring continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).

The definition of Terminally Ill in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

The insured has a medical condition that is reasonably expected to result in the insured’s death within 12 months or less.

The definition of Written Certification in the Definitions of Special Terms Used in This Prospectus is replaced with the following:

Written documentation completed by a Licensed Health Care Practitioner certifying that the insured is Terminally Ill or Chronically Ill.

Any reference to Plan of Care in the Definitions of Special Terms Used in this Prospectus is hereby deleted.

Any reference to Services in the Definitions of Special Terms Used in this Prospectus is herby deleted.

PRODUCTSUP101
PCP215, VULP15